3. Business Acquisitions	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Acquisitions

3.	Business Acquisitions

On September 20, 2017, the Group entered into a Framework Share Purchase Agreement with Thermi Taneo Venture Capital Fund (“Thermi”) to settle the Group’s EPC receivable from Thermi. Pursuant to the Framework Share Purchase Agreement, the Group agreed to purchase 100% equity interest in Heliohrisi S.A. (“Heliohrisi”), Heliostixio S.A. (“Heliostixio”) and Thermi Sun S.A. (“Thermi Sun”) from Thermi.

On December 13, 2017, the Group entered into a Share Purchase Agreement (“Heliostixio Purchase Agreement”) with Thermi and purchased 100% equity interest of Heliostixio at a cash price of $2,108 (EUR 1,757). Heliostixio is a Company located in Greece, with a solar photovoltaic project of 1.082 MW peak capacity. Pursuant to Heliostixio Purchase Agreement, the closing date of the acquisition was December 13, 2017, and the Group obtained related control of Heliostixio.

The acquisition has been accounted for under ASC 805 Business Combinations. The Group made estimates and judgments in determining the fair value of acquired assets and liabilities, based on management’s experiences with similar assets and liabilities. The allocation of the purchase price is as follows:

Identifiable assets acquired and liabilities assumed
Cash and cash equivalents	$43
Accounts receivable	183
Property, plant and equipment	2,314
Accounts payable	(918)
Deferred tax liabilities	(185)
Other payable	(12)
Identifiable net assets acquired (a)	1,425
Consideration (b)	2,108
Goodwill (b-a)	$683

Goodwill primarily represents the intangible benefits that would accrue to the Group that do not qualify for separate recognition.

Pro forma financial information is not presented for the acquisition of Heliostixio as its revenue and earnings were not material to the consolidated statements of operations.